SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2008

INTERNATIONAL STEM CELL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2595 Jason Court, Oceanside, California 92056
(Address of principal executive offices, including zip code)

(760) 940-6383
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 7.01         Regulation FD Disclosure.

We have attached as Exhibit 99.1, a letter to stockholders and other interested parties providing updates on our company and our company plans.

ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.	Exhibit Description

99.1	News from International Stem Cell

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation
	By:	/s/ William B. Adams
William B. Adams
Dated: June 9, 2008		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News from International Stem Cell